Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

As previously disclosed, Langer, Inc. (the "Company") completed the acquisition of all of the capital stock of Twincraft, Inc. (the “Twincraft Acquisition”) on January 23, 2007.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 and the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2007 give effect to the acquisition of Twincraft as if it had occurred on January 1, 2006. The pro forma consolidated balance sheet has not been included as the full operations of the acquisitions have been included in the Form 10-Q for the period ended September 30, 2007.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 has been prepared by combining Langer’s historical consolidated statement of operations for the year ended December 31, 2006 with the historical statement of operations of Twincraft for the year ended December 31, 2006. Appropriate pro forma adjustments have been applied to the historical accounts.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2007 has been prepared by combining Langer’s historical consolidated statement of operations for the nine months ended September 30, 2007 with the historical statement of operations of Twincraft for the period from January 1, 2007 to January 22, 2007. Appropriate pro forma adjustments have been applied to the historical accounts.

The unaudited pro forma consolidated statement of operations is presented for informational purposes only and it is not necessarily indicative of the results of operations that would have been achieved had the acquisition been completed as of the date indicated.

LANGER, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Unaudited)

	Historical		Pro Forma
	Langer, Inc.	Twincraft, Inc.	Adjustments		Total
Net sales	$35,236,405	$30,972,552	$—		$66,208,957
Cost of sales	21,922,392	22,065,385	200,000	(14)	44,187,777
Gross profit	13,314,013	8,907,167	(200,000)		22,021,180

General and administrative expenses	10,357,628	2,386,164	1,107,144	(1-8)	13,850,936
Selling expenses	6,516,229	2,717,290	—		9,233,519
Research and development expenses	528,421	453,960	—		982,381
Operating (loss) income	(4,088,265)	3,349,753	(1,307,144)		(2,045,656)

Other expense, net:
Interest income	631,961	—	—		631,961
Interest expense	(947,361)	(391,285)	(1,284,254)	(9-12)	(2,622,900)
Other	(3,731)	112,313	—		108,582
Other expense, net	(319,131)	(278,972)	(1,284,254)		(1,882,357)
(Loss) income before income taxes	(4,407,396)	3,070,781	(2,591,398)		(3,928,013)
Provision for income taxes	446,093	—	—	(13)	446,093
Net (loss) income	$(4,853,489)	$3,070,781	$(2,591,398)		$(4,374,106)

Net loss per common share:
Basic and diluted	$(.49)				$(.40)

Weighted average number of common shares used in computation of net (loss) income per share:
Basic and diluted	9,977,972		999,375		10,977,347

See accompanying notes to pro forma consolidated statement of operations

LANGER, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007
(Unaudited)

	Historical		Pro Forma
	Langer, Inc.	Twincraft, Inc. from Jan. 1, 2007 to Jan. 22, 2007	Adjustments			Total
Net sales	$49,941,321	$1,891,484 1,891,484	$—			$51,832,805
Cost of sales	31,927,784	1,383,211	(200,000)	(14)		33,110,995
Gross profit	18,013,537	508,273	200,000			18,721,810

General and administrative expenses	10,823,379	139,609	81,432	(1-8)		11,044,420
Selling expenses	7,405,377	185,494	—			7,590,871
Research and development expenses	630,296	22,787	—			653,083
Operating (loss) income	(845,515)	160,383	118,568			(566,564)

Other (expense) income:
Interest income	230,683	—	—			230,683
Interest expense	(1,632,973)	(26,931)	21,201	(9-	12)	(1,638,703)
Other	(13,582)	(29,635)	—			(43,217)
Other income (expense), net	(1,415,872)	(56,566)	21,201			(1,451,237)
(Loss) income before income taxes	(2,261,387)	103,817	139,769			(2,017,801)
Provision for income taxes	210,199	—	—	(13)		210,199
Net (loss) income	$(2,471,586)	$103,817	$139,769			$(2,228,000)

Net loss per common share:
Basic and diluted	$(.22)					$(.20)

Weighted average number of common shares used in computation of net (loss) income per share:
Basic and diluted	11,383,193		—			11,383,193

See accompanying notes to pro forma consolidated statement of operations

LANGER, INC. AND SUBSIDIARIES
Notes to Pro Forma Consolidated statement of Operations
(Unaudited)
(1)
Reflects adjustment to reduce consulting fees to a former owner of Twincraft, Inc. (“Twincraft”) totaling $275,629 in 2006 and $5,339 in the period from January 1, 2007 to January 22, 2007 that will not be recurring.

(2)
Reflects adjustment to reduce certain transaction costs totaling $84,441 incurred by Twincraft in 2006 relating to the sale of Twincraft. No transaction costs were incurred by Twincraft in the period from January 1, 2007 to January 22, 2007.

(3)
Reflects an increase to depreciation expense of $517,073 for 2006 and $30,580 for the period from January 1, 2007 to January 22, 2007, due to a net increase from purchase accounting in the fair value of fixed assets.

(4)	Reflects adjustment to reduce depreciation expense by $105,085 for 2006 and $6,215 for the period from January 1, 2007 to January 22, 2007 for capital leases not classified as such post transaction.
(5)
Reflects adjustment to record increases in salaries of $67,000 for 2006 and $3,962 for the period from January 1, 2007 to January 22, 2007 pursuant to the employment agreements for four Twincraft executives.

(6)
Reflects an increase to amortization expense of $384,178 for 2006 and $22,720 for the period from January 1, 2007 to January 22, 2007, due to a net increase from the purchase accounting in the fair value of identifiable intangible assets with definite useful lives.

(7)	Reflects adjustment to record compensation expense of $164,477 for 2006 and $9,727 for the period from January 1, 2007 to January 22, 2007 for options granted to Twincraft employees.
(8)
Reflects rent expense of $439,571 for the Twincraft office and warehouse for 2006 and $25,996 for the period from January 1, 2007 to January 22, 2007 (originally accounted for as a capital lease with payments to debt and interest expense).

(9)
Reflects recording of amortization expense of debt costs of $226,685 for 2006 on $28,880,000 of 5% convertible subordinated notes (the “5% Convertible Notes”), net of actual expenses booked. This cost is included in Langer’s historical statement of operations for the nine months ended September 30, 2007.

(10)
Reflects an increase of interest expense of $1,351,957 for 2006 related to the 5% Convertible Notes to reflect interest expense as if the 5% Convertible Notes were outstanding at January 1, 2006. This cost is included in the Langer’s historical statement of operations for the nine months ended September 30, 2007.

(11)
Reflects interest expense of $96,897 for 2006 and $5,730 for the period from January 1, 2007 to January 22, 2007 using the effective interest method on the accretion of the discount of the 5% Convertible Notes.

(12)
Reflects the reversal of all interest expense recorded on the books of Twincraft (capital leases, notes payable, long-term debt, and other) totaling $391,285 for 2006 and $26,931 for the period from January 1, 2007 to January 22, 2007, which were paid off on the acquisition date.

(13)
Prior to the acquisition, Twincraft was an S Corporation and therefore had no corporate income tax liability. Upon acquisition, Twincraft converted to a C Corporation. Subsequent to the acquisition, Twincraft will be included in the Company’s consolidated Federal income tax return. The Company has significant net operating loss carryforwards. On a consolidated pro forma basis, the Company had a net loss and consequently, no current provision or benefit for taxes has been recorded. Effects related to the change of any deferred tax amounts have not been included in these pro forma financial statements.

(14)
To reflect the increase in cost of sales of $200,000 at the beginning of 2006 and a reduction of cost of sales of $200,000 for the nine months ended September 30, 2007 due to the step-up in the value of inventory.